UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of report: April 19, 2000


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                          Commission File No. 000-27449

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                               RESOURCEPHOENIX.COM


                         State of Organization: Delaware
                   IRS Employer Identification No. 52-2190830
               2401 Kerner Boulevard, San Rafael, California 94901
                           Telephone - (415) 485-4600

















                       This document consists of 4 pages.


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Item 5.  Other Events.

ReSourcePhoenix.com hereby incorporates by reference herein its press release dated April 19, 2000 regarding management changes, a copy of which is included as Exhibit 99.0 attached hereto.


Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired:  None

         (b)      Pro forma financial information:  None

         (c)      Exhibits:

                  99.0 Press release dated April 19, 2000



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

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RESOURCEPHOENIX.COM
                                    (Registrant)





           April 25, 2000              By:  /s/ Lisa Olsen
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                                           Lisa Olsen
                                           Vice President, General Counsel
                                           and Secretary



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